UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

O-I GLASS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! O-I GLASS, INC. ONE MICHAEL OWENS WAY PERRYSBURG, OH 43551 O-I GLASS, INC. You invested in O-I GLASS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 9, 2023. Vote Virtually at the Meeting* May 9, 2023 9:00 A.M. EDT Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V00109-P83774 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 25, 2023. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. * You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. Please check the meeting materials for any special requirements for meeting attendance. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/OI2023 and be sure to have the control number noted above. 2023 Annual Meeting Vote by 11:59 P.M. EDT on May 8, 2023 for shares held directly. Vote by 11:59 P.M. EDT on May 4, 2023 for shares held in a Plan. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Vote at www.ProxyVote.com Voting Items Board Recommends V00110-P83774 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Directors Nominees: 1c. Gordon J. Hardie 1a. Samuel R. Chapin 1d. John Humphrey 1b. David V. Clark, II 1e. Andres A. Lopez 1f. Alan J. Murray 1g. Hari N. Nair 1h. Catherine I. Slater 1i. John H. Walker 1j. Carol A. Williams 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023. 4. To approve, by advisory vote, the Company’s named executive officer compensation. 5. To recommend, by advisory vote, the frequency of future advisory votes on executive compensation. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. For For For For For For For For For For For For For 3. To approve the O-I Glass, Inc. Fourth Amended and Restated 2017 Incentive Award Plan. 1 Year